American Century Quantitative Equity Fund, Inc. Prospectus Supplement Long-Short Market Neutral Fund
Supplement dated June 5, 2009 ¡ Prospectus dated November 1, 2008

The following replaces the Fees and Expenses section on pages 7-8.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares and the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
			Other Expenses
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Dividends on Short Sales(7)	Acquired Fund Fees & Expenses(8)	Other(9)	Total Annual Fund Operating Expenses(10)
Investor Class	1.38%	None	1.50%	0.08%	0.01%	2.97%
Institutional Class	1.18%	None	1.50%	0.08%	0.01%	2.77%
A Class	1.38%	0.25%	1.50%	0.08%	0.01%	3.22%
B Class	1.38%	1.00%	1.50%	0.08%	0.01%	3.97%
C Class	1.38%	1.00%	1.50%	0.08%	0.01%	3.97%
R Class	1.38%	0.50%	1.50%	0.08%	0.01%	3.47%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 20, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as fund assets increase and increases as fund assets decrease. For more information about the unified management fee, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 32.

[7]
Dividends on short sales are the dividends paid to the lenders of the borrowed securities. The expense relating to dividends on short sales will vary depending on whether the securities the fund sells short pay dividends and on the size of any such dividends.

[8]
The fund indirectly bears its pro rata share of fees and expenses of the acquired funds in which it invests. Such indirect expenses are not paid from the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds. The Total Annual Fund Operating Expenses shown differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include acquired fund fees and expenses.

[9]	Other includes the fees and expenses of the fund's independent directors and their legal counsel, as well as interest.

[10]
Excluding dividends on short sales, total annual fund operating expenses were 1.47% for Investor Class shares, 1.27% for Institutional Class shares, 1.72% for A Class shares, 2.47% for B and C Class shares, and 1.97% for R Class shares.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$301	$920	$1,563	$3,283
Institutional Class	$281	$861	$1,465	$3,093
A Class	$882	$1,512	$2,162	$3,887
B Class	$800	$1,512	$2,138	$4,012
C Class	$400	$1,212	$2,038	$4,170
R Class	$351	$1,067	$1,804	$3,738

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$301	$920	$1,563	$3,283
Institutional Class	$281	$861	$1,465	$3,093
A Class	$882	$1,512	$2,162	$3,887
B Class	$400	$1,212	$2,038	$4,012
C Class	$400	$1,212	$2,038	$4,170
R Class	$351	$1,067	$1,804	$3,738

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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